UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2006

                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      000-02324                11-1974412
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)        Identification Number)


            35 South Service Road
             Plainview, New York                             11803
   (Address of Principal Executive Offices)                (Zip Code)

                                 (516) 694-6700
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      On November 2, 2006, Aeroflex Incorporated (the "Registrant") issued a press release announcing the Registrant's financial results for the first fiscal quarter ended September 30, 2006. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1. Press Release, dated November 2, 2006

      The information filed as an exhibit to this Form 8-K is being furnished in accordance with Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AEROFLEX INCORPORATED


                                        By: /s/ John Adamovich, Jr.
                                           -------------------------------------
                                            John Adamovich, Jr.
                                            Senior Vice President and
                                            Chief Financial Officer


Date: November 2, 2006


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

                                  Exhibit Index

99.1. Press release, dated November 2, 2006